UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  June 27, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of February 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-1 Home Equity Mortgage Pass-Through Certificates, Series 2005-1

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-05               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, JPMorgan Chase Bank, N.A., as trustee and Wilshire Credit Corporation, as servicer.

       On June 27, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on June 27, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Home Equity  Mortgage Trust  Series  2005-1
            Home Equity Mortgage Pass-Through Certificates, Series 2005-1

                      JPMORGAN CHASE BANK, N.A, not in its
                      individual capacity but solely as Trustee
                       under the Agreement referred to herein

                      By:   /s/  Annette Marsula
                            ---------------------------------------
                            Annette Marsula
                            Vice President

                      Date: July 1, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 27, 2005




Exhibit 99.1
Monthly Certificateholder Statement on June 27, 2005


Home Equity Mortgage Trust Series 2005-1
Home Equity Mortgage Pass-Through Certificates, Series 2005-1


Credit Suisse First Boston Home Equity Mortgage Trust Series 2005-1



----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        433,100,000.00    386,816,436.43    23,188,304.01     1,166,573.90     24,354,877.91     0.00     0.00      363,628,132.42
AR                100.00              0.00             0.00             0.00              0.00     0.00     0.00                0.00
ARL               100.00              0.00             0.00             0.00              0.00     0.00     0.00                0.00
M1         32,330,000.00     32,330,000.00             0.00       104,910.85        104,910.85     0.00     0.00       32,330,000.00
M2         29,900,000.00     29,900,000.00             0.00        97,573.67         97,573.67     0.00     0.00       29,900,000.00
M3         19,200,000.00     19,200,000.00             0.00        63,184.00         63,184.00     0.00     0.00       19,200,000.00
M4         20,130,000.00     20,130,000.00             0.00        88,320.38         88,320.38     0.00     0.00       20,130,000.00
M5         13,420,000.00     13,420,000.00             0.00        59,059.18         59,059.18     0.00     0.00       13,420,000.00
M6         12,510,000.00     12,510,000.00             0.00        55,909.28         55,909.28     0.00     0.00       12,510,000.00
M7         11,590,000.00     11,590,000.00             0.00        55,052.50         55,052.50     0.00     0.00       11,590,000.00
M8         10,980,000.00     10,980,000.00             0.00        52,987.65         52,987.65     0.00     0.00       10,980,000.00
M9          9,450,000.00      9,450,000.00             0.00        49,462.88         49,462.88     0.00     0.00        9,450,000.00
B1          8,850,000.00      8,850,000.00             0.00        51,625.00         51,625.00     0.00     0.00        8,850,000.00
B2          8,540,000.00      8,540,000.00             0.00        49,816.67         49,816.67     0.00     0.00        8,540,000.00
P                 100.00            100.00             0.00       243,900.62        243,900.62     0.00     0.00              100.00
TOTALS    610,000,300.00    563,716,536.43    23,188,304.01     2,138,376.58     25,326,680.59     0.00     0.00      540,528,232.42

X1        610,000,000.00    568,949,542.61             0.00             0.00              0.00     0.00     0.00      548,152,999.51
X2                  0.00              0.00             0.00             0.00              0.00     0.00     0.00                0.00
XS        531,330,910.76    490,335,889.39             0.00        94,824.94         94,824.94     0.00     0.00      548,153,099.50
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1      225458CP1      893.13423327    53.54030018        2.69354399     56.23384417      839.59393309       A1       3.290000 %
AR      225458CQ9        0.00000000     0.00000000        0.00000000      0.00000000        0.00000000       AR       9.818568 %
ARL     225458CR7        0.00000000     0.00000000        0.00000000      0.00000000        0.00000000       ARL      9.818568 %
M1      225458CS5    1,000.00000000     0.00000000        3.24500000      3.24500000    1,000.00000000       M1       3.540000 %
M2      225458CT3    1,000.00000000     0.00000000        3.26333344      3.26333344    1,000.00000000       M2       3.560000 %
M3      225458CU0    1,000.00000000     0.00000000        3.29083333      3.29083333    1,000.00000000       M3       3.590000 %
M4      225458CV8    1,000.00000000     0.00000000        4.38750025      4.38750025    1,000.00000000       M4       5.265000 %
M5      225458CW6    1,000.00000000     0.00000000        4.40083308      4.40083308    1,000.00000000       M5       5.281000 %
M6      225458CX4    1,000.00000000     0.00000000        4.46916707      4.46916707    1,000.00000000       M6       5.363000 %
M7      225458CY2    1,000.00000000     0.00000000        4.75000000      4.75000000    1,000.00000000       M7       5.700000 %
M8      225458CZ9    1,000.00000000     0.00000000        4.82583333      4.82583333    1,000.00000000       M8       5.791000 %
M9      225458DA3    1,000.00000000     0.00000000        5.23416720      5.23416720    1,000.00000000       M9       6.281000 %
B1      225458DB1    1,000.00000000     0.00000000        5.83333333      5.83333333    1,000.00000000       B1       7.000000 %
B2      225458DC9    1,000.00000000     0.00000000        5.83333372      5.83333372    1,000.00000000       B2       7.000000 %
P       225458DD7    1,000.00000000     0.00000000            ######         #######    1,000.00000000       P        9.818568 %
TOTALS                 924.12501507    38.01359444        3.50553365     41.51912809      886.11142063

X1      225458DE5      932.70416821     0.00000000        0.00000000      0.00000000      898.61147461       X1       0.000000 %
XS      225458DG0      922.84465191     0.00000000        0.17846682      0.17846682    1,031.66047448       XS       0.000000 %
---------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                   Raideo Ram
                JPMorgan Chase Bank, N.A. - Structured Finance Services
                                6th Floor, 4 NYP,
                            New York, New York 10041
                               Tel: (212) 623-6793
                               Fax: (212) 623-5932
                         Email: raideo.ram@jpmchase.com

Sec. 4.06(a)(i)            Principal Remittance Amount                                                               20,521,924.78

                           Scheduled Principal Payments                                                                 404,826.59

                           Principal Prepayments                                                                     19,762,185.69

                           Curtailments                                                                                 114,741.62

                           Cutailment Interest Adjustments                                                                  315.19

                           Repurchase Principal                                                                         211,844.11

                           Substitution Amounts                                                                               0.00

                           Net Liquidation Proceeds                                                                      27,997.30

                           Other Principal Adjustments                                                                       14.28

                           Gross Interest                                                                             4,811,673.58

                           Recoveries from Prior Loss Determinations                                                          0.00

                           Reimbursements of Non-Recoverable Advances Previously Made                                    10,075.08

                           Recovery of Reimbursements Previously Deemed Non-Recoverable                                       0.00
Prepayment Penalties       Number of Loans with Respect to which Prepayment Penalties were Collected                           119

                           Balance of Loans with Respect to which Prepayment Penalties were Collected                 6,223,348.96

                           Amount of Prepayment Penalties Collected                                                     243,899.80

Sec. 4.06(a)(iv)           Beginning Number of Loans Outstanding                                                            10,534

                           Beginning Aggregate Loan Balance                                                         568,949,642.61

                           Ending Number of Loans Outstanding                                                               11,758

                           Ending Aggregate Loan Balance                                                            548,153,099.51

Sec. 4.06(a)(v)            Servicing Fees (Including Credit Risk Manager Fee)                                           151,251.40

                           Trustee Fees                                                                                   4,741.25

Sec. 4.06(a)(vii)          Current Advances                                                                                    N/A

                           Aggregate Advances                                                                                  N/A

Section 4.06(a)(viii)      Delinquent Mortgage Loans
                                                  Group 1
                                                                                            Principal
                                                 Category               Number               Balance               Percentage
                                                 1 Month                        107            5,511,625.79                  1.01 %
                                                 2 Month                         44            2,245,031.07                  0.41 %
                                                 3 Month                         56            2,769,285.10                  0.51 %
                                                  Total                         207           10,525,941.96                  1.93 %
                                                  Group Totals
                                                                                            Principal
                                                 Category               Number               Balance               Percentage
                                                 1 Month                        107            5,511,625.79                  1.01 %
                                                 2 Month                         44            2,245,031.07                  0.41 %
                                                 3 Month                         56            2,769,285.10                  0.51 %
                                                  Total                         207           10,525,941.96                  1.93 %
                           * Delinquent Bankruptcies are included in the table above.

                           Bankruptcies
                                                  Group 1
                                                                        Principal
                                                  Number                Balance               Percentage
                                                           43             1,592,732.65                 0.29 %
                                                 Group Totals
                                                                        Principal
                                                  Number                Balance               Percentage
                                                           43             1,592,732.65                 0.29 %
                                                 * Only Current Bankruptcies are reflected in the table above.

                           Foreclosures
                                                  Group 1
                                                                        Principal
                                                  Number                Balance               Percentage
                                                            1                26,187.43                 0.00 %
                                                 Group Totals
                                                                        Principal
                                                  Number                Balance               Percentage
                                                            1                26,187.43                 0.00 %

Section 4.06(a)(xi)        REO Properties
                                                  Group 1
                                                                        Principal
                                                  Number                Balance               Percentage
                                                            0                     0.00                 0.00 %
                                                 Group Totals
                                                                        Principal
                                                  Number                Balance               Percentage
                                                            0                     0.00                 0.00 %

Section 4.06(a)(xii)       Current Realized Losses                                                                   274,618.32

                           Cumulative Realized Losses - Reduced by Recoveries                                        274,618.32
Trigger Event              Trigger Event Occurrence (Effective March 2008)                                                   NO
                           (Is Rolling 3 Month Delinquency Rate > 14% of Sr. Enhancement%?)
                           Rolling 3 Month Delinquency Rate                                                           0.66277 %
                           Sr. Enhancement Percentage x 14%                                                           4.71282 %
                                                 OR
                           (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                           Cumulative Loss % of Original Aggregate Collateral Balance                                 0.04502 %
                           Cumulative Loss Limit                                                                         0.00 %

O/C Reporting              Targeted Overcollateralization Amount                                                  25,925,012.75
                           Ending Overcollateralization Amount                                                     7,624,867.09
                           Ending Overcollateralization Deficiency                                                18,300,145.66
                           Overcollateralization Release Amount                                                            0.00
                           Monthly Excess Interest                                                                 2,666,379.23
                           Payment to Class X-1                                                                            0.00

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
